Exhibit 10.1

EXECUTION VERSION	Contract # 1-26652287-7

AMENDMENT NUMBER 7

TO

YAHOO! PUBLISHER NETWORK AGREEMENT #1-26652287

This Amendment #7 to the Yahoo! Publisher Network Agreement #1-26652287 (“Amendment #7”) is entered into as of August 1, 2012 (“Amendment #7 Effective Date”) and is made by and among Local.com Corporation (“Publisher”), on the one hand, and Yahoo! Inc. and Yahoo! Sarl (together, “Yahoo!”), on the other hand, and modifies the Yahoo! Publisher Network Agreement #1-26652287 by and between Yahoo! and Publisher effective as of August 25, 2010 (the “Agreement”).

In consideration of mutual covenants and for such other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, Publisher and Yahoo! hereby agree as follows:

1.	The “End Date” on the Service Order is hereby deleted and replaced with the following: “End Date: September 30, 2012.”

2.	The Compensation section of the Service Order is deleted and replaced with the following

A. For Paid Search Results, Matched Ads, Domain Match Results and Hyperlink Results on all Publisher’s Offerings ***, Yahoo! will pay Publisher a percentage of Adjusted Gross Revenue in accordance with the following table; Adjustment: *** of Gross Revenue.

Gross Revenue for the applicable calendar Month:	Publisher’s Percentage of Adjusted Gross Revenue:
Up to ***	*	**
Greater than *** and up to ***	*	**
Greater than ***	*	**

For clarity, Gross Revenue for Paid Search Results, Matched Ads, Domain Match Results and Hyperlink Results will be calculated together for purposes of determining which payment tier above applies.

B. For Paid Search Results, Matched Ads, Domain Match Results and Hyperlink Results that are syndicated to the Full Syndicated Sites, Yahoo! will pay Publisher *** of Adjusted Gross Revenue; Adjustment: *** of Gross Revenue.

3.	Miscellaneous.

(a)	Except as expressly set forth herein, the terms and conditions of the Agreement are unmodified and remain in full force and effect.

(b)	The Agreement is amended to provide that references in the Agreement to “this Agreement” or “the Agreement” (including indirect references such as “hereunder”, “hereby”, “herein” and “hereof”) shall be deemed references to the Agreement as amended hereby. All capitalized defined terms used but not defined herein shall have the same meaning as set forth in the Agreement.

(c)	This Amendment #7 may be executed in one or more counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same instrument. An electronically transmitted signature via pdf or facsimile shall be deemed the equivalent to an original ink signature.

***	- Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Yahoo! Confidential

EXECUTION VERSION	Contract # 1-26652287-7

(d)	In the event of a conflict between any of the terms and conditions of the Agreement and any of the terms and conditions of this Amendment #7, the terms and conditions of this Amendment #7 shall control.

[Signatures on next page]

***	- Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Yahoo! Confidential

EXECUTION VERSION	Contract # 1-26652287-7

IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Amendment #7 as of the Amendment #7 Effective Date.

LOCAL.COM CORPORATION		YAHOO! INC.

By:	/s/ Michael Sawtell	By:	/s/ Andras Petery
Name:	Michael Sawtell	Name:	Andras Petery
Title:	President / COO	Title:	Director
Date:	7-31-12	Date:	August 2, 2012

YAHOO! SARL
		By:	/s/ Jean Christoph Conti
		Name:	Jean Christoph Conti
		Title:	VP-Head of Partnerships Group
		Date:	August 2012

Signature page to Amendment 7	Yahoo! Confidential